SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SYBRON CHEMICALS INC

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 9/21/98            2,000            18.7500
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/24/98            2,000            18.2375
                                 9/21/98            2,000            18.9250
                                 8/07/98           10,000            27.6125
               THE GABELLI EQUITY TRUST,INC.
                                 9/15/98            3,000            20.0500
                                 9/08/98              900            22.8417
                                 8/07/98           10,000            27.6125
               THE GABELLI ASSET FUND
                                 9/14/98            2,000            20.0375
               THE GABELLI CAPITAL ASSET FUND
                                 9/21/98            2,000            18.9250
          GAMCO INVESTORS, INC.
                                 9/24/98            4,000            18.0625
                                 9/18/98            2,000            19.0847
                                 9/15/98            1,500            20.0000
                                 9/09/98              500            22.3750
                                 9/08/98            1,000            22.7647
                                 9/24/98            2,000            18.0625
                                 9/24/98            1,500            18.1875
                                 9/24/98            2,000-           17.9781
                                 9/23/98            2,500-           18.3600
                                 9/23/98            1,200            18.5000
                                 9/21/98            1,000-           18.8750
                                 9/18/98            3,900            19.0847
                                 9/15/98            3,500            20.0000
                                 9/14/98              200            21.3750
                                 9/11/98              600-           22.0000
                                 9/11/98            1,000-           28.1000
                                 9/09/98              700            22.3750
                                 9/08/98              700            22.7647
                                 9/04/98            1,000-           22.5625
                                 9/01/98              400-           24.8125
                                 8/31/98              500            25.5000
                                 8/31/98              500            26.5000
                                 8/13/98              400-           27.5000
                                 8/07/98            3,100            27.2500




                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SYBRON CHEMICALS INC

          GAMCO INVESTORS, INC.
                                 8/06/98            4,000            27.2500
                                 8/05/98            5,000            27.3750
          GABELLI ASSOCIATES FUND
                                 9/15/98            1,000            19.9375
                                 9/21/98              200            18.9250


























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.


          (2) PRICE EXCLUDES COMMISSION.